Partners' Capital and Distributions	12 Months Ended
Dec. 31, 2011
Partners' Capital and Distributions

12. Partners’ Capital and Distributions

As of December 31, 2011, partners’ capital consisted of 79.0 million common units. As noted in the Consolidated Statement of Partners’ Capital and Comprehensive Income and described in Note 1, “Organization and Basis of Presentation,” our outstanding number of units has changed significantly in connection with the Merger.

Net Income per Limited Partner Unit

Basic net income per limited partner unit is computed by dividing net income allocable to limited partners by the weighted average number of limited partner and vested deferred common units outstanding during the period. Diluted net income per limited partner unit is computed by dividing net income allocable to limited partners by the weighted average number of limited partner and vested deferred common units outstanding during the period and, when dilutive, phantom units. For the year ended December 31, 2011 weighted average awards of 37 thousand phantom units were excluded from the diluted net income per limited partner unit calculation because the inclusion of these phantom units would have had an antidilutive effect. The years ended December 31, 2010 and 2009 computation of net income per limited partner unit relates to the financial statements of PVG prior to the effective date of the Merger. For these years, PVG did not have any phantom units or other participating securities outstanding, which would affect the computation of net income per limited partner unit.

The following table reconciles net income and weighted average units used in computing basic and diluted net income per limited partner unit (in thousands, except per unit data):

	Year Ended December 31,
	2011	2010	2009
Net income	$96,343	$64,187	$62,911
Net loss (income) attributable to noncontrolling interests, pre-merger (Note 1)	664	(27,043)	(25,032)

Net income attributable to Penn Virginia Resource Partners, L.P.	$97,007	$37,144	$37,879
Adjustments:
Distributions to participating securities	(410)	—	—
Participating securities’ allocable share of net income	(300)	—	—

Net income allocable to limited partners, basic	$96,297	$37,144	$37,879

Participating securities’ allocable share of net income	300	—	—
Participating securities’ earnings reallocated to unvested securities	(300)	—	—

Net income allocable to limited partners, diluted	$96,297	$37,144	$37,879

Net income per limited partner unit, basic	$1.45	$0.97	$0.99

Net income per limited partner unit, diluted	$1.45	$0.97	$0.99

Weighted average limited partner units, basic and diluted	66,342	38,293	38,293

Cash Distributions

We distribute 100% of Available Cash (as defined in our partnership agreement) within 45 days after the end of each quarter to unitholders of record and, prior to the Merger, to our general partner. Available Cash is generally defined as all of our cash and cash equivalents on hand at the end of each quarter less reserves established by our general partner for future requirements. Our general partner has the discretion to establish cash reserves that are necessary or appropriate to (i) provide for the proper conduct of our business, (ii) comply with applicable law, any of our debt instruments or any other agreements and (iii) provide funds for distributions to unitholders and our general partner for any one or more of the next four quarters.

The following table reflects the allocation of total cash distributions paid by us during the periods presented:

	Year Ended December 31,
	2011	2010	2009
PVG limited partners	$15,239	$60,565	$59,392
PVR limited partners (1)	119,679	61,019	60,560
PVR phantom units	378	440	498

Total cash distribution paid during period	$135,296	$122,024	$120,450

(1)	PVR limited partner unit distributions represent distributions paid to public unitholders and not to units owned by PVG prior to the Merger.

On February 13, 2012, we paid a $0.51 quarterly distribution per unit to unitholders of record on February 6, 2012.